UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2021

Clearway Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CWEN.A	New York Stock Exchange
Class C Common Stock, par value $0.01	CWEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 24, 2021, Clearway Energy Operating LLC (“Clearway Operating LLC”), a subsidiary of Clearway Energy, Inc., issued a press release announcing its proposed offering (the “Offering”) of $350 million in aggregate principal amount of senior notes due 2032 (the “Notes”). A copy of the press release announcing the Offering is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Also on September 24, 2021, Clearway Operating LLC issued a press release announcing the commencement of its cash tender offer to purchase any and all of the $350 million outstanding aggregate principal amount of its 5.000% Senior Notes due 2026 (the “2026 Notes”), subject to certain conditions, including the consummation of the Offering (the “Tender Offer”). A copy of the press release announcing the Tender Offer is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Additionally, on September 24, 2021, Clearway Operating LLC issued a notice of conditional redemption (the “Conditional Redemption Notice”) to the holders of the 2026 Notes, pursuant to the Indenture, dated as of August 18, 2016, by and among Clearway Operating LLC, the guarantors party thereto and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York), as trustee, as amended and supplemented (the “Indenture”). Pursuant to the Conditional Redemption Notice, Clearway Operating LLC has elected, subject to the condition described below, to redeem (the “Redemption”) any and all 2026 Notes that remain outstanding on October 24, 2021 (the “Redemption Date”). The redemption price for the 2026 Notes, as set forth in the Indenture, will be 102.500% of the principal amount of the 2026 Notes redeemed, plus accrued and unpaid interest, if any, to the Redemption Date. The Redemption will be conditioned upon Clearway Operating LLC’s consummation of an offering of senior unsecured notes in an aggregate principal amount that results in gross proceeds to Clearway Operating LLC of at least $350 million, on or before the business day prior to the Redemption Date.

This Current Report on Form 8-K does not constitute a notice of redemption under the Indenture, nor an offer to tender for, or purchase, any 2026 Notes or any other security, nor does it constitute an offer to sell or the solicitation of an offer to buy the Notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 24, 2021, announcing the Offering.
99.2	Press Release, dated September 24, 2021, announcing the Tender Offer.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy, Inc.
(Registrant)

	By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
General Counsel and Corporate Secretary

Date: September 24, 2021

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